 Second Quarter 2013 Business Review  Jonathan W. Painter, President & CEOThomas M. O’Brien, Executive Vice President & CFO

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Forward-Looking Statements  The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and economic and industry outlook. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s quarterly report on Form 10-Q for the period ended March 30, 2013. These include risks and uncertainties relating to our dependence on the pulp and paper industry; significance of sales and operation of manufacturing facilities in China; commodity and component price increases or shortages; international sales and operations; fluctuations in our exchange rates; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; our acquisition strategy; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Use of Non-GAAP Financial Measures  In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of acquisitions and foreign currency translation, adjusted revenue guidance, adjusted operating income, adjusted net income, adjusted diluted EPS, adjusted diluted EPS guidance, earnings before interest, taxes, depreciation, and amortization (EBITDA), and adjusted EBITDA.A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2013 second quarter earnings press release issued July 29, 2013, which is available in the Investors section of our website at www.kadant.com under the heading Investor News.

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   BUSINESS REVIEW  Jonathan W. PainterPresident & CEO

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Q2 2013 Financial Highlights  ($ Millions, except per share amounts)  Q2 2013  Q2 2012  % CHANGE  Revenue  $82.2  $83.0  -1.0%  Gross Margin  48.6%  43.7%  n.a.  Diluted EPS1  $0.51  $0.56  -8.9%  Net Cash (cash less debt)  $48.5  $30.1  61.0%  Bookings  $87.1  $77.4  12.6%  Backlog  $106.3  $94.4  12.6%  1 Diluted EPS is from continuing operations.  Percent change calculated using actual numbers reported in our Q2 2013 earnings release dated July 29, 2013.

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Q2 2013 Revenue By Product Line  ($ Millions)  Q2 2013  Q2 2012  % CHANGE  EXCL. FX  Stock-Preparation  $28.5  $28.7  -0.6%  -1.6%  Doctoring, Cleaning, & Filtration  27.7  27.6  0.4%  -0.6%  Fluid-Handling  23.1  23.7  -2.7%  -3.0%  Fiber-based Products  2.9  3.0  -3.6%  -3.6%  TOTAL  $82.2  $83.0  -1.0%  -1.7%  Percent change calculated using actual numbers reported in our Q2 2013 earnings release dated July 29, 2013.

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Q2 2013 Bookings By Product Line  Percent change calculated using actual numbers reported in our Q2 2013 earnings release dated July 29, 2013.  ($ Millions)  Q2 2013  Q2 2012  % CHANGE  EXCL. FX  Stock-Preparation  $28.2  $28.0  0.7%  -0.9%  Doctoring, Cleaning, & Filtration  29.8  22.6  31.8%  30.0%  Fluid-Handling  26.8  24.2  11.0%  11.1%  Fiber-based Products  2.3  2.6  -13.2%  -13.2%  TOTAL  $87.1  $77.4  12.6%  11.5%

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Bookings and Revenues  US$ (millions)

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Parts and Consumables Bookings and Revenues  US$ (millions)

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   REGIONAL PERFORMANCE

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   North America Bookings and Revenues  US$ (millions)

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Europe Bookings and Revenues  US$ (millions)

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   China Bookings and Revenues  US$ (millions)  $36.2

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   South America Bookings and Revenues  US$ (millions)

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Guidance for Continuing Operations  Q3 2013 GAAP diluted EPS of $0.47 to $0.49Q3 2013 revenues of $88 to $90 million  Full-Year Guidance  FY Guidance July 2013  FY Guidance July 2013  FY Guidance April 2013  FY Guidance April 2013    LOW  HIGH  LOW  HIGH  GAAP Diluted EPS  $2.02  $2.07  $2.00  $2.10  Gain on Sale  (0.12)  (0.12)  (0.10)  (0.10)  Restructuring Costs  0.13  0.13  -  -  Adjusted Diluted EPS  $2.03  $2.08  $1.90  $2.00

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   FINANCIAL REVIEW  Thomas M. O’BrienExecutive Vice President & Chief Financial Officer

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Quarterly Gross Margins

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Quarterly SG&A

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   2Q12 to 2Q13 Diluted EPS from Continuing Operations

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Q2 13 Actual to Guidance Comparison  Q213  Actual  Guidance April 2013  Guidance April 2013      LOW  HIGH  GAAP Diluted EPS  $0.51  $0.53  $0.55  Gain on Sale  (0.12)  (0.10)  (0.10)  Restructuring Costs  0.12  -  -  Adjusted Diluted EPS  $0.51  $0.43  $0.45

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Cash Flow  ($ Millions)  2Q13  2Q12  Income from Continuing Operations  $5.8  $6.6  Depreciation and Amortization  2.5  2.0  Stock-Based Compensation  1.3  1.2  Gain on Sale  (1.7)  -  Other Items  (0.2)  0.3  Change in Current Assets & Liabilities (excl. acquisitions)  3.4  (1.5)  Cash Provided by Continuing Operations  $11.1  $8.6

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Key Working Capital Metrics    2Q13  1Q13  2Q12  Days in Receivables  70  72  74  Days in Inventory  103  95  97  Days in Payables  56  51  49

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Working Capital and Cash Conversion Days    2Q13  1Q13  2Q12  Working Capital % LTM Revenues*  15.1%  14.8%  13.8%  Cash Conversion Days**  117 days  116 days  122 days  *Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation.** Based on days in receivables plus days in inventory less days in accounts payable.

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Cash and Debt  ($ Millions)  2Q13  1Q13  2Q12  Cash, cash equivalents, and restricted cash  $64.5  $58.4  $42.1  Debt  (16.0)  (6.6)  (12.0)  Net Cash  $48.5  $51.8  $30.1

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Leverage Ratio  * Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA. Under our new Credit Facility entered into on August 3, 2012 total debt is defined as debt less domestic cash of up to $25 million. For periods prior to 3Q12, total debt was not reduced for domestic cash.

 * KAI 2Q13 Business Review–July 30, 2013© 2013 Kadant Inc. All rights reserved.   Questions & Answers  To ask a question, please call 877-703-6107 within the U.S. or +1-857-244-7306 outside the U.S. and reference 83375884. Please mute the audio on your computer.

 Second Quarter 2013 Business Review  Jonathan W. Painter, President & CEOThomas M. O’Brien, Executive Vice President & CFO